SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:  June 28, 2002


                               Emerson Radio Corp.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                 0-25226                            22-3285224
-------------------        ---------------------           ---------------------
(State or other             (Commission File                   (IRS Employer
jurisdiction of                 Number)                      Identification No.)
incorporation)


                   9 Entin Road, Parsippany, New Jersey  07054
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (973) 884-5800


                                 Not Applicable
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            (Former Address, if changed since Last Report) (Zip Code)

Item 5.   Other Events and Regulation FD Disclosure

          On July 1, 2002, Emerson Radio Corp. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.

          (c)   Exhibits

          99.1  Press release dated July 1, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EMERSON RADIO CORP.



                                        By:    /s/Geoffrey P. Jurick
                                           -------------------------------------
                                        Name:  Geoffrey P. Jurick
                                        Title: Chairman of the Board, Chief
                                               Executive Officer and President

Dated:  July 2, 2002

Exhibit 99.1



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NEWS & INFORMATION

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FOR:              EMERSON RADIO CORP.
                  9 Entin Road
                  Parsippany, NJ  07054-0430

CONTACT:          Emerson Radio Corp.          or     Investor Relations:
                  Kenneth A. Corby                    Laura Boorn
                  Executive Vice President,           Investor Relations Manager
                  Chief Financial Officer             (972) 884-2302
                  (972) 884-2302


Monday, July 1 2002

FOR IMMEDIATE RELEASE
---------------------


                    EMERSON RADIO ANNOUNCES DEBT REFINANCING
                    ----------------------------------------

                      DILUTIVE DEBENTURES TO BE RETIRED AND
                       DEBT TO BE REDUCED BY $5.7 MILLION
                      -------------------------------------

                            EXTENDS FILING FORM 10-K
                            ------------------------



PARSIPPANY, N.J., July 1, 2002 - Emerson Radio Corp. (AMEX:MSN) announced today it has entered into a financing agreement which replaces and reduces its current outstanding debt.


Kenneth A. Corby, Executive Vice President and Chief Financial Officer stated, "Emerson entered into a $40 million Revolving Credit and Term Loan Agreement with a syndicate led by PNC Bank. Under the terms of the Agreement, Emerson established a $25 million Revolving Credit facility and assumed $15 million of Term Loans. Revolving Credit facility replaces its existing facility and provides improved structure and additional borrowing potential necessary to support the growth in Emerson's working capital needs associated with expected increases in revenues. All of Emerson's $20.8 million 8.5% Senior Subordinated Convertible Debentures will be repurchased during the next two months using cash generated from operations and the proceeds from the Term Loan. As a result, Emerson's outstanding debt will be reduced by $5.7 million thereby improving Emerson's debt to equity leverage ratio. Additionally, it is expected that dilutive shares associated with the conversion feature of the Debentures will be reduced by 5.2 million shares upon completion of the Debenture retirement and therefore afford shareholders the opportunity for improved earnings per share. The new lending agreement provides for lower borrowing costs and reduced debt levels and is expected to benefit Emerson's earnings."


Mr. Corby added, "In order to disclose the terms and effects of the new credit facility in Emerson's Form 10-K for the fiscal year ended March 31, 2002, we will file for an extension of time for the filing of such Form with the Securities and Exchange Commission."


This press release other than the historical information, consists of "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) which are identified by the use of words such as "believes", "expects", "projects", and similar expressions. While these statements reflect the Company's current beliefs and are based on assumptions that the Company believes are reasonable, they are subject to uncertainties and risks that could cause actual results to differ materially from anticipated results. These risks and uncertainties are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K, 10-Q and 8-K.



EMERSON RADIO CORP., founded in 1948, is headquartered in Parsippany, N.J. The Company designs, markets and licenses, throughout the world, full lines of televisions, and other video products, microwave ovens, clocks, radios, audio and home theater products. Its 53% owned subsidiary, Sport Supply Group, Inc. is a direct marketer of sports-related equipment and leisure products to the institutional market, including schools, colleges, universities, government agencies, military facilities, athletic clubs, athletic teams and dealers, youth sports leagues and recreational organizations. Emerson's web site is www.emersonradio.com.